EXHIBIT 10(x)

                 PEOPLES BANCORP INC. ANNUAL REPORT ON FORM 10-K
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2004

                 SUMMARY OF BASE SALARIES FOR EXECUTIVE OFFICERS
                             OF PEOPLES BANCORP INC.

The base salaries of executive officers of Peoples Bancorp Inc. ("Peoples") are determined by evaluating the most recent comparative peer data and the role and responsibilities of their positions. Individual salary increases are reviewed annually and are based on Peoples' overall performance and the executive's attainment of specific individual business objectives during the preceding year.

The following table details the base salaries to paid by Peoples and its subsidiaries to Robert E. Evans, Chairman and Chief Executive Officer of Peoples, and the four other most highly compensated executive officers of Peoples for the fiscal year ending December 31, 2005:


Name                       Position/Title                                          Base Salary
------------------         -------------------------------------------------       -------------
Robert E. Evans            Chairman of the Board and Chief Executive Officer         $316,600
Mark F. Bradley            President and Chief Operating Officer                      200,000
Joseph S. Yazombek         Executive Vice President/ Chief Lending Officer            195,000
John W. Conlon             Chief Financial Officer and Treasurer                      183,000
Larry E. Holdren           Executive Vice President                                   160,000
